Commitments and Contingencies	12 Months Ended
Dec. 31, 2025
Commitments And Contingencies Disclosure Abstract
Commitments and Contingencies

(11) Commitments and Contingencies

The Bank is party to financial instruments with off-balance-sheet risk in the normal course of business to meet the financing needs of its customers. These financial instruments include commitments to extend credit and standby letters of credit. Those instruments involve, to varying degrees, elements of credit risk in excess of the amount recognized in the balance sheets. The contract amounts of those instruments reflect the extent of involvement the Bank has in particular classes of financial instruments.

The exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit and standby letters of credit is represented by the contractual amount of those instruments. The Bank uses the same credit policies in making commitments to extend credit and standby letters of credit as it does for on-balance-sheet instruments.

In most cases, the Bank requires collateral or other security to support financial instruments with credit risk.

(Dollars in thousands)
	Contractual Amount
	2025	2024
Financial instruments whose contract amount represent credit risk:

Commitments to extend credit	$366,461	348,876

Standby letters of credit	$1,576	1,675

Commitments to extend credit are conditional agreements to lend to a customer. Commitments generally have fixed expiration dates and because they may expire without being drawn upon, the total commitment amount of $368.0 million does not necessarily represent future cash requirements.

Standby letters of credit are conditional commitments issued by the Bank to pay a third party on behalf of a customer. Those letters of credit are primarily issued to businesses in the Bank’s delineated market area. The credit risk involved in issuing letters of credit is essentially the same as that involved in extending loan facilities to customers. The Bank holds real estate, equipment, automobiles and customer deposits as collateral supporting those commitments for which collateral is deemed necessary.

The Company maintains an allowance for off-balance sheet credit exposures such as unfunded balances for existing lines of credit, commitments to extend future credit, when this extension of credit is not unconditionally cancelable. The allowance for off-balance sheet credit exposures is adjusted as a provision for credit loss expense. The estimate includes consideration of the likelihood that funding will occur, which is based on a historical funding activity and an estimate of expected credit losses on commitments expected to be funded over its estimated life, which are the same loss rates that are used in computing the allowance for credit losses on loans. The allowance for credit losses for unfunded loan commitments of $1.4 million and $1.1 million at December 31, 2025 and 2024, respectively, is separately classified on the balance sheets within Other Liabilities.

The following table presents the balance and activity in the allowance for credit losses for unfunded loan commitments for the years ended December 31, 2025 and 2024.

(dollars in thousands)	For twelve months ended
	December 31, 2025	December 31, 2024

Beginning balance	$1,101	1,770
Provision for (recovery of) credit losses	302	(669)
Ending balance	$1,403	1,101